UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2012

VIEWPOINT FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 W. 15th Street, Plano, Texas 75075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 578-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On January 27, 2012, the Registrant issued a press release announcing a quarterly cash dividend of 6 cents per share, payable on February 23, 2012, to shareholders of record as of the close of business on February 9, 2012. Also, the Registrant announced that it will be holding its Annual Meeting of Shareholders on Tuesday, May 15, 2012. The press release is attached to this report as Exhibit 99.1 which is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	99.1 Press release dated January 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP, INC.

Date: January 27, 2012	By:	/s/ Pathie E. McKee
Pathie E. McKee, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated January 27, 2012